Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford Health Innovation Equities Fund

	Shares	Value
COMMON STOCKS — 94.0%
CHINA — 3.6%
Wuxi Biologics Cayman, Inc.*	25,500	$202,485
Zai Lab Ltd.*	17,190	78,892
		281,377
DENMARK — 14.3%
ALK-Abello A/S*	12,540	276,444
Ambu A/S, B Shares	19,021	280,011
Ascendis Pharma A/S ADR*	1,047	122,876
Genmab A/S*	1,210	436,995
		1,116,326
JAPAN — 4.2%
M3, Inc.	9,200	332,267

NETHERLANDS — 5.9%
Argenx SE*	1,469	459,608

UNITED KINGDOM — 0.9%
Exscientia PLC ADR*	4,893	70,459

UNITED STATES — 65.1%
10X Genomics, Inc., Class A *	4,815	366,277
ABIOMED, Inc.*	656	217,293
Alector, Inc.*	4,239	60,406
Alnylam Pharmaceuticals, Inc.*	2,152	351,400
American Well Corp., Class A *	6,439	27,108
Berkeley Lights, Inc.*	8,267	58,778
Bridgebio Pharma, Inc.*	5,833	59,205
Butterfly Network, Inc.*	16,985	80,849
Denali Therapeutics, Inc.*	3,834	123,340
Dexcom, Inc.*	568	290,589
Edwards Lifesciences Corp.*	3,165	372,584
Exact Sciences Corp.*	1,807	126,345
Health Catalyst, Inc.*	4,800	125,424
Illumina, Inc.*	1,328	464,003
Ionis Pharmaceuticals, Inc.*	3,825	141,678
Lyell Immunopharma, Inc.*	8,285	41,839
Masimo Corp.*	1,092	158,930
Moderna, Inc.*	2,769	476,988
Novocure Ltd.*	2,151	178,210
Oscar Health, Inc., Class A *	3,073	30,638
Recursion Pharmaceuticals, Inc., Class A *	9,653	69,115
Relay Therapeutics, Inc.*	2,728	81,649
ResMed, Inc.	872	211,469
Sage Therapeutics, Inc.*	1,030	34,093
Sana Biotechnology, Inc.*	1,926	15,909
Shockwave Medical, Inc.*	2,648	549,089
Teladoc Health, Inc.*	3,189	230,023
Veeva Systems, Inc., Class A *	480	101,981
Vir Biotechnology, Inc.*	2,065	53,112
		5,098,324
Total Common Stocks (cost $9,271,371)		7,358,361
PREFERRED STOCKS — 4.9%
GERMANY — 4.9%
Sartorius AG 0.31% (cost $580,154)	872	384,852
TOTAL INVESTMENTS — 98.9% (cost $9,851,525)		$7,743,213
Other assets less liabilities — 1.1%		89,677
NET ASSETS — 100.0%		$7,832,890

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.

Portfolio of Investments

March 31, 2022 (unaudited)

Baillie Gifford Health Innovation Equities Fund

*	Non-income producing security.

ADR	-	American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$5,370,551	$1,987,810	$—	$7,358,361
Preferred Stocks**	—	384,852	—	384,852
Total	$5,370,551	$2,372,662	$—	$7,743,213

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the annual period ended December 31, 2021.